February 16, 2016

James E. O’Connor, Esquire
U.S. Securities & Exchange Commission
Division of Investment Management
100 F Street, N.E.
Washington, D.C. 20549

Re: T. Rowe Price International Funds, Inc. (“Registrant”)
  consisting of the following series:
   T. Rowe Price Global Consumer Fund

  File Nos.: 002-65539/811-2958

Dear Mr. O’Connor:

Pursuant to Section 6 of the Securities Act of 1933, Section 8 of the Investment Company Act of 1940, as amended, and Rule 485(a) under the 1933 Act, we are hereby filing Post-Effective Amendment No. 157 (the “Amendment”) to the Registrant’s Registration Statement on Form N-1A. The Amendment reflects the addition of the new series listed above.

Sections 2 and 4 of the prospectus are common to prospectuses for all T. Rowe Price retail mutual funds.

We have not yet obtained a NASDAQ ticker symbol; however, once it is received, it will be added to the front cover of the prospectus.

The Statement of Additional Information (the “SAI”) is the same one used for all T. Rowe Price mutual funds (other than the Variable Insurance Product funds). Certain changes have been made in the text of the SAI to reflect the addition of the new series.

The filing is scheduled to go effective on May 1, 2016.

If you have any questions about this filing, please give me a call at 410-345-6646 or, in my absence, Vicki S. Horwitz at 410-577-5024.

Sincerely,

/s/Brian R. Poole
Brian R. Poole, Esquire